UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2024
CHUY’S HOLDINGS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-35603	20-5717694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1623 Toomey Rd.
Austin, Texas 78704
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 473-2783

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHUY	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On October 11, 2024 (the “Closing Date”), the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of July 17, 2024 (the “Merger Agreement”), by and among Chuy’s Holdings, Inc., a Delaware corporation, (the “Company”), Darden Restaurants, Inc., a Florida corporation (“Darden”), and Cheetah Merger Sub Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of Darden (“Merger Sub”), that provided for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as an indirect, wholly-owned subsidiary of Darden (the “Surviving Corporation”) were completed.
Item 1.02. Termination of a Material Definitive Agreement.
In connection with the closing of the Merger, on the Closing Date, the Company terminated the Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of September 27, 2023, by and among the Company, the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, swingline lender and issuing lender. The Credit Agreement is described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2023, which description is incorporated by reference into this Item 1.02.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.
On the Closing Date, Darden completed its previously announced acquisition of the Company pursuant to the Merger Agreement through the merger of Merger Sub with and into the Company with the Company continuing as the Surviving Corporation, as an indirect, wholly-owned subsidiary of Darden.
As a result of the Merger, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) was automatically canceled and (other than shares of Company Common Stock that were (1) owned or held in treasury by the Company, (2) owned by Darden or Merger Sub (or any of their respective affiliates) or (3) owned by stockholders who properly exercised appraisal rights for such shares in accordance with Section 262 of the Delaware General Corporation Law, as amended) converted into the right to receive $37.50 in cash, without interest (the “Merger Consideration”).
Each restricted stock unit (the “Company RSUs”) outstanding as of immediately prior to the Effective Time was deemed to have been earned and became fully vested and was cancelled in exchange for the right to receive from Darden or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (1) the number of shares of Company Common Stock subject to such Company RSU by (2) the Merger Consideration. There were no options to purchase shares of Company Common Stock outstanding as of the Effective Time.
The aggregate consideration paid by Darden to acquire the Company Common Stock was approximately $660 million (including amounts payable to the holders of the Company RSUs, as described above).
The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.
On October 11, 2024, the Company notified the Nasdaq Global Select Market (“Nasdaq”) that the Merger had been completed. The Company also requested that Nasdaq suspend trading of the Company Common Stock and file a Form 25 with the SEC to delist all of the Company Common Stock from Nasdaq and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file a Form 15 with the SEC requesting the termination of registration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.
The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 5.01. Changes in Control of Registrant.
The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.
As a result of the completion of the Merger, a change of control of the Company occurred and, at the Effective Time, the Company became an indirect, wholly-owned subsidiary of Darden. The Merger Consideration was financed with a portion of the proceeds of two senior note offerings by Darden.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.
In connection with the consummation of the Merger, each of Steve Hislop, Jody Bilney, Randall DeWitt, Nancy Freda-Smith, Jon Howie, Saed Mohseni and Ira Zecher, the members of the board of directors of the Company immediately prior to the Effective Time, ceased to be directors of the Company at the Effective Time, and Anthony G. Morrow, the sole director of Merger Sub immediately prior to the Effective Time, became the sole director of the Company as of the Effective Time.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.
As of the Effective Time, the Certificate of Incorporation of the Company that was in effect immediately before the Effective Time was amended and restated to be in the form attached hereto as Exhibit 3.1 and is incorporated by reference into this Item 5.03. As of the Effective Time, the Bylaws of the Company that were in effect immediately before the Effective Time were amended and restated to be in the form attached hereto as Exhibit 3.2 and are incorporated by reference into this Item 5.03.
Item 9.01 Financial Statements and Exhibits
(d)           Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 17, 2024, by and among Darden Restaurants, Inc., Cheetah Merger Sub Inc. and Chuy’s Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 17, 2024).
3.1	Amended and Restated Certificate of Incorporation of Chuy’s Holdings, Inc.
3.2	Amended and Restated Bylaws of Chuy’s Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUY’S HOLDINGS, INC.

By:	/s/ Jon W. Howie
Jon W. Howie Vice President and Chief Financial Officer

Date: October 11, 2024